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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                   _________________________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  November 18, 1996



                           TL LEASE FUNDING CORP. IV
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                 33-95108                  51-0366091
(STATE OR OTHER JURISDICTION      (COMMISSION          (IRS EMPLOYER
 OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NUMBER)


c/o The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware                                        19801
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



Registrant's telephone number, including area code:  (302) 658-7851


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


Item 5.  Other Events.

     Set forth below is certain additional payment and prepayment information in connection with certain Class A Notes to be issued by TLFC IV Equipment Lease Trust 1996-1 as described in the Preliminary Prospectus Supplement, dated November 14, 1996, to Prospectus, dated November 14, 1996.

     The following is for information purposes only. Under no circumstances is it to be used or considered an offer to sell, or a solicitation of an offer to buy any security. Results based on hypothetical projections or past performance have inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated.

TLFC IV Equipment Lease Trust 1996-1                   CPR:   0.00%
Class A Certificate Cashflows                          Par:  5,000,000
                                                       A Coupon:  6.000%
                                                       Accrued:  5,000
                                                       Settlement:  26-Nov-96
                                                       1st Pay:  20-Dec-96
                                                       B Coupon:  6.69%
                                                       Discount Rate:  7.07%

                       Beg. Bal              Principal             Interest
                       ---------             ---------             --------
Closing                5,000,000
12/20/96               4,853,999               146,001               25,000
01/20/97               4,688,393               165,607               24,270
02/20/97               4,524,214               164,179               23,442
03/20/97               4,359,431               164,784               22,621
04/20/97               4,196,219               163,212               21,797
05/20/97               4,035,946               160,273               20,981
06/20/97               3,877,248               158,698               20,180
07/20/97               3,719,972               157,276               19,386
08/20/97               3,566,910               153,062               18,600
09/20/97               3,415,644               151,265               17,835
10/20/97               3,268,131               147,513               17,078
11/20/97               3,123,775               144,357               16,341
12/20/97               2,980,751               143,024               15,619
01/20/98               2,838,355               142,395               14,904
02/20/98               2,699,156               139,199               14,192
03/20/98               2,560,328               138,828               13,496
04/20/98               2,425,093               135,235               12,802
05/20/98               2,291,800               133,293               12,125
06/20/98               2,160,887               130,914               11,459
07/20/98               2,032,182               128,705               10,804
08/20/98               1,908,341               123,840               10,161
09/20/98               1,789,200               119,141                9,542
10/20/98               1,674,508               114,693                8,946
11/20/98               1,564,440               110,068                8,373
12/20/98               1,457,741               106,699                7,822
01/20/99               1,355,437               102,304                7,289
02/20/99               1,256,731                98,706                6,777
03/20/99               1,161,570                95,161                6,284
04/20/99               1,070,577                90,993                5,808
05/20/99                 984,224                86,353                5,353
06/20/99                 901,628                82,596                4,921
07/20/99                 823,324                78,304                4,508
08/20/99                 750,331                72,993                4,117
09/20/99                 682,791                67,540                3,752
10/20/99                 617,579                65,212                3,414
11/20/99                 553,897                63,683                3,088
12/20/99                 491,172                62,725                2,769
01/20/2000               429,360                61,812                2,456
02/20/2000               368,231                61,129                2,147
03/20/2000               307,924                60,307                1,841
04/20/2000               248,498                59,426                1,540
05/20/2000               190,224                58,274                1,242
06/20/2000               132,887                57,337                  951
07/20/2000                77,737                55,150                  664
08/20/2000                26,098                51,639                  389
09/20/2000                     0                26,098                  130


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


TLFC IV Equipment Lease Trust 1996-1                   CPR:   6.00%
Class A Certificate Cashflows                          Par:  5,000,000
                                                       A Coupon:  6.000%
                                                       Accrued:  5,000
                                                       Settlement:  26-Nov-96
                                                       1st Pay:  20-Dec-96
                                                       B Coupon:  6.69%
                                                       Discount Rate:  7.07%


                       Beg. Bal              Principal             Interest
                       ---------             ---------             --------
Closing                5,000,000
12/20/96               4,826,643               173,357               25,000
01/20/97               4,635,447               191,196               24,133
02/20/97               4,447,523               187,924               23,177
03/20/97               4,260,834               186,689               22,238
04/20/97               4,077,507               183,327               21,304
05/20/97               3,898,835               178,671               20,388
06/20/97               3,723,440               175,395               19,494
07/20/97               3,551,138               172,303               18,617
08/20/97               3,384,569               166,569               17,756
09/20/97               3,221,353               163,216               16,923
10/20/97               3,063,304               158,048               16,107
11/20/97               2,909,794               153,510               15,317
12/20/97               2,759,053               150,741               14,549
01/20/98               2,610,393               148,660               13,795
02/20/98               2,466,177               144,216               13,052
03/20/98               2,323,740               142,437               12,331
04/20/98               2,186,024               137,716               11,619
05/20/98               2,051,459               134,565               10,930
06/20/98               1,920,404               131,055               10,257
07/20/98               1,792,661               127,743                9,602
08/20/98               1,670,575               122,086                8,963
09/20/98               1,553,918               116,657                8,353
10/20/98               1,442,391               111,527                7,770
11/20/98               1,336,079               106,312                7,212
12/20/98               1,233,803               102,276                6,680
01/20/99               1,136,405                97,398                6,169
02/20/99               1,043,124                93,281                5,682
03/20/99                 953,855                89,269                5,216
04/20/99                 869,080                84,775                4,769
05/20/99                 789,136                79,944                4,345
06/20/99                 713,203                75,933                3,946
07/20/99                 641,676                71,527                3,566
08/20/99                 575,347                66,329                3,208
09/20/99                 514,257                61,090                2,877
10/20/99                 455,728                58,529                2,571
11/20/99                 399,064                56,664                2,279
12/20/99                 343,769                55,295                1,995
01/20/2000               289,792                53,978                1,719
02/20/2000               236,929                52,862                1,449
03/20/2000               185,282                51,647                1,185
04/20/2000               134,884                50,398                  926
05/20/2000                85,939                48,945                  674
06/20/2000                38,257                47,682                  430
07/20/2000                     0                38,257                  191
08/20/2000                     0                     0                    0
09/20/2000                     0                     0                    0


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



TLFC IV Equipment Lease Trust 1996-1                   Par:  127,815,256
Class A Certificate Cashflows                          A Coupon:  5.990%
                                                       B-E Yield:  6.065%
                                                       Settlement:  26-Nov-96
                                                       1st Pay:  20-Dec-96
                                                       Discount Rate:  7.06%
                                                       B Coupon:  6.68%
                                                       CPR:  0%

       Beg Bal             Principal           Interest           End Balance
     -----------           ---------           --------           -----------
  0  127,815,256                   0                  0           127,815,256
  1  127,815,256           3,732,641            638,011           124,082,615
  2  124,082,615           4,233,727            619,379           119,848,889
  3  119,848,889           4,197,198            598,246           115,651,690
  4  115,651,690           4,212,634            577,295           111,439,057
  5  111,439,057           4,172,431            556,267           107,266,626
  6  107,266,626           4,097,286            535,439           103,169,339
  7  103,169,339           4,057,008            514,987            99,112,332
  8   99,112,332           4,020,632            494,736            95,091,700
  9   95,091,700           3,912,897            474,666            91,178,803
 10   91,178,803           3,866,946            455,134            87,311,858
 11   87,311,858           3,771,018            435,832            83,540,840
 12   83,540,840           3,690,308            417,008            79,850,531
 13   79,850,531           3,656,217            398,587            76,194,315
 14   76,194,315           3,640,133            380,337            72,554,181
 15   72,554,181           3,558,419            362,166            68,995,762
 16   68,995,762           3,548,889            344,404            65,446,874
 17   65,446,874           3,457,051            326,689            61,989,823
 18   61,989,823           3,407,366            309,433            58,582,457
 19   58,582,457           3,346,546            292,424            55,235,911
 20   55,235,911           3,290,062            275,719            51,945,849
 21   51,945,849           3,165,702            259,296            48,780,147
 22   48,780,147           3,045,566            243,494            45,734,581
 23   45,734,581           2,931,848            228,292            42,802,734
 24   42,802,734           2,813,620            213,657            39,989,114
 25   39,989,114           2,727,505            199,612            37,261,609
 26   37,261,609           2,615,145            185,998            34,646,464
 27   34,646,464           2,523,157            172,944            32,123,306
 28   32,123,306           2,432,543            160,349            29,690,763
 29   29,690,763           2,325,977            148,206            27,364,786
 30   27,364,786           2,207,385            136,596            25,157,402
 31   25,157,402           2,111,335            125,577            23,046,066
 32   23,046,066           2,001,609            115,038            21,044,457
 33   21,044,457           1,865,859            105,047            19,178,599
 34   19,178,599           1,726,479             95,733            17,452,119
 35   17,452,119           1,666,954             87,115            15,785,166
 36   15,785,166           1,627,855             78,794            14,157,310
 37   14,157,310           1,603,367             70,669            12,553,944
 38   12,553,944           1,580,024             62,665            10,973,920
 39   10,973,920           1,562,538             54,778             9,411,381
 40    9,411,381           1,541,532             46,978             7,869,849
 41    7,869,849           1,518,996             39,284             6,350,853
 42    6,350,853           1,489,536             31,701             4,861,317
 43    4,861,317           1,465,592             24,266             3,395,725
 44    3,395,725           1,409,670             16,950             1,986,054
 45    1,986,054           1,319,919              9,914               666,136
 46      666,136             666,136              3,325                     0
 47            0                   0                  0                     0
 48            0                   0                  0                     0

Price/Yield Table                                      Discount Rate:  7.06%
A Note                                                 A Coupon:  5.99 %
                                                       B Coupon:  6.68%


  Security Price                           Prepay Speed-CPR
-------------------   -----------------------------------------------------------
 x/1000     x/32         0.00%     3.00%     6.00%     9.00%    12.00%    18.00%
--------- ---------   --------- --------- --------- --------- --------- ---------
  99.250     99.08      6.603%    6.625%    6.649%    6.674%    6.700%    6.756%
  99.281     99.09      6.580%    6.602%    6.625%    6.648%    6.673%    6.727%
  99.313     99.10      6.558%    6.578%    6.600%    6.623%    6.647%    6.698%
  99.344     99.11      6.535%    6.555%    6.576%    6.597%    6.620%    6.669%
  99.375     99.12      6.513%    6.531%    6.551%    6.572%    6.594%    6.640%
  99.406     99.13      6.490%    6.508%    6.527%    6.546%    6.567%    6.611%
  99.438     99.14      6.468%    6.485%    6.502%    6.521%    6.540%    6.582%
  99.469     99.15      6.445%    6.461%    6.478%    6.495%    6.514%    6.554%
  99.500     99.16      6.423%    6.438%    6.453%    6.470%    6.487%    6.525%
  99.531     99.17      6.400%    6.414%    6.429%    6.445%    6.461%    6.496%
  99.563     99.18      6.378%    6.391%    6.405%    6.419%    6.434%    6.467%
  99.594     99.19      6.355%    6.368%    6.380%    6.394%    6.408%    6.438%
  99.625     99.20      6.333%    6.344%    6.356%    6.368%    6.381%    6.409%
  99.656     99.21      6.311%    6.321%    6.332%    6.343%    6.355%    6.381%
  99.688     99.22      6.288%    6.298%    6.307%    6.318%    6.329%    6.352%
  99.719     99.23      6.266%    6.274%    6.283%    6.292%    6.302%    6.323%
  99.750     99.24      6.243%    6.251%    6.259%    6.267%    6.276%    6.294%
  99.781     99.25      6.221%    6.228%    6.235%    6.242%    6.249%    6.266%
  99.813     99.26      6.199%    6.204%    6.210%    6.216%    6.223%    6.237%
  99.844     99.27      6.176%    6.181%    6.186%    6.191%    6.197%    6.208%
  99.875     99.28      6.154%    6.158%    6.162%    6.166%    6.170%    6.180%
  99.906     99.29      6.132%    6.135%    6.138%    6.141%    6.144%    6.151%
  99.938     99.30      6.110%    6.111%    6.113%    6.115%    6.118%    6.122%
  99.969     99.31      6.087%    6.088%    6.089%    6.090%    6.091%    6.094%
 100.000    100.00      6.065%    6.065%    6.065%    6.065%    6.065%    6.065%
 100.031    100.01      6.043%    6.042%    6.041%    6.040%    6.039%    6.036%
 100.063    100.02      6.021%    6.019%    6.017%    6.015%    6.013%    6.008%
 100.094    100.03      5.998%    5.996%    5.993%    5.990%    5.986%    5.979%
 100.125    100.04      5.976%    5.972%    5.969%    5.964%    5.960%    5.951%
 100.156    100.05      5.954%    5.949%    5.944%    5.939%    5.934%    5.922%
 100.188    100.06      5.932%    5.926%    5.920%    5.914%    5.908%    5.894%
 100.219    100.07      5.910%    5.903%    5.896%    5.889%    5.882%    5.865%
 100.250    100.08      5.888%    5.880%    5.872%    5.864%    5.855%    5.837%
 100.281    100.09      5.865%    5.857%    5.848%    5.839%    5.829%    5.809%
 100.313    100.10      5.843%    5.834%    5.824%    5.814%    5.803%    5.780%
 100.344    100.11      5.821%    5.811%    5.800%    5.789%    5.777%    5.752%
 100.375    100.12      5.799%    5.788%    5.776%    5.764%    5.751%    5.723%
 100.406    100.13      5.777%    5.765%    5.752%    5.739%    5.725%    5.695%
 100.438    100.14      5.755%    5.742%    5.728%    5.714%    5.699%    5.667%
 100.469    100.15      5.733%    5.719%    5.704%    5.689%    5.673%    5.638%
 100.500    100.16      5.711%    5.696%    5.680%    5.664%    5.647%    5.610%

Avg. Life                 1.54      1.48      1.41      1.35      1.29      1.18
Mac. Duration             1.45      1.39      1.33      1.28      1.23      1.13
Mod. Duration             1.44      1.38      1.33      1.27      1.22      1.12

Coupon                    5.99%     5.99%     5.99%     5.99%     5.99%     5.99%
Principal Window         46        45        44        43        42        41
Expected Final           Sep-2000  Aug-2000  Jul-2000  Jun-2000  May-2000  Apr-2000


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


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TL LEASE FUNDING CORP. IV
                                       ----------------------------
                                       (Registrant)



Date:  November 21, 1996               /s/ Norman Smagley
                                       ----------------------------
                                       Norman Smagley
                                       Vice President, Finance, and
                                       Secretary

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